Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Leisure Portfolio

November 30, 2019

LEI-QTLY-0120
1.810675.115

Schedule of Investments November 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
Diversified Consumer Services - 6.3%
Education Services - 4.1%
Bright Horizons Family Solutions, Inc. (a)	54,800	$8,248,496
Chegg, Inc. (a)(b)	91,400	3,543,578
Grand Canyon Education, Inc. (a)	101,700	8,663,823
		20,455,897
Specialized Consumer Services - 2.2%
OneSpaWorld Holdings Ltd. (b)	235,300	3,842,449
ServiceMaster Global Holdings, Inc. (a)	133,634	5,237,116
Weight Watchers International, Inc. (a)	38,300	1,658,007
		10,737,572

TOTAL DIVERSIFIED CONSUMER SERVICES		31,193,469

Food & Staples Retailing - 3.0%
Food Distributors - 3.0%
Performance Food Group Co. (a)	244,500	11,506,170
U.S. Foods Holding Corp. (a)	84,100	3,344,657
		14,850,827
Hotels, Restaurants & Leisure - 87.8%
Casinos & Gaming - 11.7%
Boyd Gaming Corp.	18,600	547,026
Caesars Entertainment Corp. (a)	503,700	6,568,248
Churchill Downs, Inc.	120,900	15,718,209
Eldorado Resorts, Inc. (a)(b)	215,700	11,542,107
Las Vegas Sands Corp.	98,908	6,206,477
Penn National Gaming, Inc. (a)	68,466	1,576,772
Wynn Resorts Ltd.	135,000	16,314,750
		58,473,589
Hotels, Resorts & Cruise Lines - 17.3%
Hilton Grand Vacations, Inc. (a)	254,512	8,813,751
Hilton Worldwide Holdings, Inc.	235,497	24,727,185
Marriott International, Inc. Class A	110,893	15,564,941
Marriott Vacations Worldwide Corp.	102,197	12,553,879
Royal Caribbean Cruises Ltd.	205,390	24,650,908
		86,310,664
Leisure Facilities - 6.2%
Planet Fitness, Inc. (a)	133,500	9,868,320
SeaWorld Entertainment, Inc. (a)(b)	176,800	5,176,704
Vail Resorts, Inc.	64,700	15,700,749
		30,745,773
Restaurants - 52.6%
Chipotle Mexican Grill, Inc. (a)	29,050	23,644,376
McDonald's Corp.	576,408	112,099,829
Restaurant Brands International, Inc.	31,000	2,035,082
Starbucks Corp.	1,079,400	92,213,142
Wendy's Co.	85,900	1,841,696
Yum! Brands, Inc.	303,016	30,504,621
		262,338,746

TOTAL HOTELS, RESTAURANTS & LEISURE		437,868,772

Internet & Direct Marketing Retail - 2.2%
Internet & Direct Marketing Retail - 2.2%
The Booking Holdings, Inc. (a)	5,900	11,233,777
Multiline Retail - 0.6%
General Merchandise Stores - 0.6%
Dollar General Corp.	17,800	2,801,008
TOTAL COMMON STOCKS
(Cost $325,162,050)		497,947,853

Money Market Funds - 4.3%
Fidelity Cash Central Fund 1.61% (c)	3,236,066	3,236,713
Fidelity Securities Lending Cash Central Fund 1.61% (c)(d)	18,341,809	18,343,643
TOTAL MONEY MARKET FUNDS
(Cost $21,580,356)		21,580,356
TOTAL INVESTMENT IN SECURITIES - 104.2%
(Cost $346,742,406)		519,528,209
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(21,104,883)
NET ASSETS - 100%		$498,423,326

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$47,015
Fidelity Securities Lending Cash Central Fund	36,445
Total	$83,460

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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